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                                                                   Exhibit 10(d)

                            STERLING SOFTWARE, INC.

                          INCENTIVE STOCK OPTION PLAN

                     (AS AMENDED, THROUGH JANUARY 31, 1994)


    1. PURPOSE. The purpose of the Incentive Stock Option Plan of Sterling Software, Inc. (the "Plan") is to provide key employees with a proprietary interest in Sterling Software, Inc., a Delaware corporation, and its subsidiaries (the "Company") through the granting of options ("Option" or "Options") to purchase shares of the Company's authorized Common Stock, par value $0.10 per share ("Common Stock"), in order to:

        a. Increase the interest in the Company's welfare of those key employees who share primary responsibility for the management, growth and protection of the business of the Company;

        b. Furnish an incentive to such employees to continue their services for the Company; and

        c. Provide a means through which the Company may attract able persons to enter its employment.

It is intended that Options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986.

    With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action of the Committee (as defined in Section 2) fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors" or "Board") or by a Stock Option Committee (the "Stock Option Committee") consisting of such number of directors as are appointed by the Board from time to time in accordance with the requirements of Rule 16b-3. As used herein, "Committee" shall mean the Board or the duly appointed Stock Option Committee, as applicable. No member of the Committee shall take any action with respect to Options granted to such member. The Board of Directors shall choose an additional member or members of the Board to serve on the Committee for the sole purpose of making decisions pursuant to the Plan with regard to the member of the Committee receiving the Options. Except as otherwise provided by the terms of this Plan or by the Board, the Committee shall have all the power and authority of the Board hereunder.

    The Committee shall have full and final authority in its discretion, but subject to the provisions of the Plan, to determine from time to time the individuals to whom Options shall be granted and the number of shares to be covered by each Option; to determine the time or times at which Options shall be granted; to interpret the Plan and the instruments by which Options will be evidenced; to make, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the instruments by which Options shall be evidenced; with the consent of the Participant (as defined in Section
3), to modify or amend any Option agreement or waive any conditions or restrictions applicable to any Option or the exercise thereof; and to make all other determinations necessary or advisable for the administration of the Plan.

    3. ELIGIBILITY. The Committee may, from time to time, select particular employees from among those key employees of the Company and any subsidiary of the Company to whom Options are to be granted, and upon the grant of such Options, the selected employees shall become Participants in the Plan. As used herein the term "Participant" means an eligible employee as described in this Section who accepts an Option, or the estate, personal representative or beneficiary thereof having the right to exercise an Option pursuant to its terms. Employees are eligible hereunder if they are employed by the

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Company  or any of its subsidiaries on a full-time basis and are compensated for such employment by a regular salary. There shall be included as eligible employees members of the Board who are also salaried officers or employees of the Company.

    4. NUMBER OF SHARES AVAILABLE FOR OPTIONS. The shares of Common Stock subject to Options granted pursuant to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares that by reason of the expiration of an Option, or for any other reason, are no longer subject to purchase pursuant to an Option granted under the Plan, and shares from time to time rendered in payment of the exercise price of Options, may be made subject to additional Options granted pursuant to the Plan. The maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the exercise of Options granted pursuant to the Plan shall be 1,750,000; provided that the Committee may adjust the number of shares available for Options, the number of shares subject to and the exercise price of Options granted hereunder to effect a change in capitalization of the Company, such as a stock dividend, stock split, share combination, exchange of shares, merger, consolidation, reorganization, liquidation, or the like, of or by the Company.

     5. THE GRANT OF OPTIONS. Options granted hereunder shall be evidenced by written stock option agreements containing such terms and provisions as are recommended and approved from time to time by the Committee, but subject to and not more favorable than the terms of the Plan. The Committee may from time to time require additional terms which the Committee deems necessary or advisable. The Company shall execute stock option agreements upon instruction from the Committee.

    6. MAXIMUM AMOUNT OF STOCK SUBJECT TO OPTIONS. The maximum aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which Options are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) shall not exceed $100,000. This limitation shall apply to all Options granted under the Plan after December 31, 1986.

    7. OPTION EXERCISE PRICE. The purchase price of Common Stock subject to an Option granted pursuant to the Plan shall be determined by the Committee on the date of the grant. The price shall not be less than 100% of the fair market value of the Common Stock on the date of the grant of the Option; provided, however, that if the Participant owns more than 10% combined voting power of all of the outstanding capital stock of the Company on the date of the grant, the exercise price shall not be less than 110% of the fair market value of the Common Stock on the date of grant. The Committee shall determine the fair market value of the Common Stock on the date of the grant, and shall set forth the determination in its minutes.

    8.  EXERCISE OF OPTION.

        a. Options granted under the Plan may not be exercisable while there is outstanding any incentive stock option previously granted to the Participant. An Option will be considered outstanding until such Option is exercised in full or expires by reason of lapse of time. This Section 8.a. shall not apply to any Option granted to any employee pursuant to the Plan after December 31, 1986.

        b. An Option may not be exercised, nor may Common Stock be issued pursuant to the exercise of an Option, if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of the Option shall not have been taken or secured. The term of each Option shall not be more than ten years from the date of grant; provided, however, that in the case of a Participant who owns greater than 10% of the Common Stock of the Company at the time the Option is granted, the term of the Option shall not be more than five years from the date of grant.

    9. PAYMENT. Full payment for Common Stock purchased upon the exercise of the Option shall be made at the time of exercise. No Common Stock shall be issued until full payment has been made and a Participant shall have none of the rights of a stockholder until shares of Common Stock are

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issued to him. Any federal, state or local taxes required to be paid or withheld at the time of exercise shall also be paid or withheld in full prior to any delivery of shares of Common Stock upon exercise. Payment may be made in cash, in shares of Common Stock then owned by the Participant, or in any other form of valid consideration, or a combination of any of the foregoing, as required by the Committee in its discretion. Shares of Common Stock tendered in payment of the exercise price of any Options may be reissued to the Participant who tendered the shares of Common Stock as part of the shares of Common Stock issuable upon exercise of other Options granted from time to time pursuant to the Plan.

    10. TIME OF GRANTING OF OPTION. The grant of an Option pursuant to the Plan shall occur only when a written Option agreement shall have been duly executed and delivered by or on behalf of the Company to the Participant. Such Option shall not be effective unless granted on or before December 31, 2003.

    11. NON-TRANSFERABILITY OF OPTIONS. Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and may only be exercised during the lifetime of the Participant by such Participant.

    12. RIGHTS IN EVENT OF DEATH OR DISABILITY OF PARTICIPANT. The Committee shall have discretion to include in each Option agreement such provisions regarding exercisability of the Options following the death or disability of the Participant as it, in its sole discretion, deems to be appropriate.

    13. NOTICE UPON DISPOSITION. Participants shall immediately notify the Company upon sale of any Common Stock acquired pursuant to the exercise of an Option granted under the Plan if such sale occurs within two years from the date of the grant of the Option, or one year from the date of the exercise of the Option.

    14. STOCK PURCHASED FOR INVESTMENT. At the discretion of the Committee, any Option agreement may provide that the Option holder shall, by accepting an Option, represent and agree on behalf of himself and his transferees by will or the laws of descent and distribution that all shares of Common Stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of Common Stock are being acquired in good faith and for investment and not for resale or distribution.

    15. TERMINATION OF OPTION RIGHTS AND AWARDS. The Committee may provide in each Option agreement for the circumstances under which Options granted hereunder may terminate for any reason that the Committee, in its sole discretion, deems appropriate.

    16. AMENDMENT OR DISCONTINUATION. The Plan may be amended, altered or discontinued by the Board or, if the Board has specifically delegated this authority to the Committee, by the Committee, without approval of the stockholders; provided that the Board or the Committee shall not have the power or authority, without approval of the stockholders, to change the employees or class of employees who are eligible to participate or the aggregate number of shares which may be issued pursuant to the exercise of the Options. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, Securities and Exchange Commission, National Association of Security Dealers, Inc., any stock exchange upon which the Common Stock is listed for trading or other governmental or quasi-governmental agency having jurisdiction over the Company, its Common Stock or the Plan requires the Plan to be amended, the Plan will be amended at that time and all Options then outstanding will be subject to such amendment.

    17. EMPLOYMENT. This Plan and any Option granted under this Plan do not confer upon the Participant any right to be employed or to continue in the employ of the Company, nor does it in any way interfere with the right of the Company to terminate the employment of the Participant at any time.

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    18.  NO OBLIGATION TO EXERCISE OPTION.   The granting of an Option  pursuant
to the Plan shall not impose any obligation upon the Participant to exercise such Option.

    19. TERMINATION. Unless sooner terminated by action of the Board, or, if the Board has specifically delegated its authority to terminate the Plan to the Committee, by the Committee, the Plan shall terminate on December 31, 2003, and no Options may be granted pursuant to the Plan after such date.

    20. USE OF PROCEEDS. The proceeds derived from the sale of stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

    21. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective and shall be deemed to have been adopted on January 31, 1994, subject only to ratification by the holders of at least a majority of the outstanding shares of voting stock of the Company twelve months before or after such date.

     22. LIMITATIONS ON OPTIONS GRANTED TO DIRECTORS. The following limitations shall apply to Options granted to directors in order to comply with Rule 16b-3(b)(1)(iii) promulgated under the Exchange Act:

        a. In addition to the limitations included in Sections 6 and 8 hereof, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Options granted to all directors as a group under this Plan shall not exceed 50% of the aggregate shares of Common Stock for which Options may be granted under the Plan, subject to adjustment as provided in
    Section 4 hereof;

        b. The purchase price for shares of Common Stock acquired pursuant to the exercise, in whole or in part, of any Option shall be 100% of the fair market value of the Common Stock on the date of grant of such Option;

        c. Options granted to directors pursuant to the Plan may be granted only during the term of the Plan;

        d. Options granted to directors pursuant to the Plan shall not be exercisable for a period of twelve calendar months from the date of grant of such Options; and

        e. Options granted to directors pursuant to the Plan shall expire no later than five (5) years from the date on which the Options are granted.

    The limitations set forth in this Section 22 shall cease to apply effective as of the date of the Company's adoption with respect to this Plan of Rule 16b-3 as promulgated under the Exchange Act effective May 1991.

                                          STERLING SOFTWARE, INC.

                                          By: _____/s/_STERLING L. WILLIAMS_____
                                                    Sterling L. Williams
                                                PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

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